Recording Requested By and Return To:
Michael P. Hebert, Esq.
Moore & Van Allen, PLLC
100 North Tryon Street, Suite 4700
Charlotte, North Carolina  28202-4003


STATE OF NEVADA

COUNTY OF CLARK

                 DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

THIS DEED OF TRUST COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES, IS EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING AND IS TO BE FILED IN THE REAL ESTATE RECORDS.

                       COLLATERAL IS OR INCLUDES FIXTURES

         THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Security Instrument") is made and entered into as of June 8, 2007, by and between RIVIERA HOLDINGS CORPORATION, a Nevada corporation, whose address is 2901 Las Vegas Blvd. South, Las Vegas, Nevada 89109, Attention:
Executive Vice President of Finance (the "Grantor"), in favor of First American Title Insurance Company, a California corporation, 8925 S. Pecos Road # 16A Henderson, Nevada 89074 (the "Trustee"), for the benefit of WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, the "Administrative Agent") for the lenders from time to time party to the Credit Agreement described herein (the "Lenders") with an address of Charlotte Plaza, 201 South College Street, CP8, Charlotte, North Carolina 28288-0680,
Attn: Syndication Agency Services , as beneficiary hereunder.

                                    RECITALS

         WHEREAS, the Lenders have agreed to make available to the Grantor, certain Loans, Letters of Credit and other arrangements (the "Credit Facility") pursuant to the terms of that certain Credit Agreement dated June 8, 2007 by and among the Grantor, as borrower, certain guarantors party thereto from time to time (individually, a "Guarantor" and collectively, the "Guarantors"), the Administrative Agent, WACHOVIA CAPITAL MARKETS, LLC, as Sole Lead Arranger and Sole Bookrunner, and the Lenders party thereto from time to time (as amended, modified, supplemented, extended, renewed or replaced from time to time, the "Credit Agreement"; all terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement); and

         WHEREAS, the Grantor is required by the Credit Agreement to execute and deliver this Security Instrument as security for the Secured Obligations (as defined herein), which the Grantor is willing to do in consideration of the agreement of the Lenders to make the Credit Facility available to the Grantor pursuant to the terms of the Credit Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor irrevocably grants, mortgages, warrants, bargains, sells, pledges, remises, aliens, assigns, conveys, transfers and sets over to the Trustee, in trust, for the benefit of the Administrative Agent, WITH POWER OF SALE, and with all other statutory rights and covenants and subject to the further terms of this Security Instrument, all of the Grantor's right, title and interest in and to the following:

         (a) All that tract or parcel of land and other real property interests in Clark County, Nevada more particularly described in Exhibit A attached hereto and made a part hereof, together with all of the Grantor's right, title and interest in, to and under all rights of way, easements, privileges and appurtenances relating or appertaining to such real estate and all water and water rights, sewer and sewer rights, ditches and ditch rights, minerals, oil and gas rights, royalties, lease or leasehold interests owned by the Grantor, now or hereafter used in connection with or appurtenant to or related to such real estate, and all interests of the Grantor now owned or hereafter acquired in and to streets, roads, alleys and public places, now or hereafter used in connection with such real estate, and all existing or future licenses, contracts, permits and agreements required or used in connection with the ownership, operation or maintenance of such real estate, and any and all insurance proceeds, and any and all awards, including interest, previously or hereafter made to the Grantor for taking by eminent domain or in lieu thereof (collectively, the "Land"); and

         (b) All buildings and improvements of every kind and description now or hereafter erected or placed on the Land (the "Improvements") and all materials intended for construction, reconstruction, alteration and repair of such Improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Premises (as hereinafter defined) immediately upon the delivery thereof to the Land, and all fixtures and articles of personal property now or hereafter owned by the Grantor and attached to or contained in and used in connection with the Land and Improvements including, but not limited to, all furniture, furnishings, apparatus, machinery, equipment, motors, elevators, kitchen, cleaning apparatus, beds, linens, televisions, telephones, cash registers, computers, lamps, glassware, restaurant and kitchen equipment, supplies, fittings, radiators, ranges, refrigerators, awnings, shades, screens, blinds, carpeting, office equipment and other furnishings and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air conditioning and sprinkler equipment and fixtures and appurtenances thereto and all renewals or replacements thereof or articles in substitution thereof, whether or not the same are or shall be attached to the Land and Improvements in any manner (the "Tangible Personalty") and all proceeds of the Tangible Personalty (hereinafter, the Land, the Improvements, the Tangible Personalty and the other property and interests in property described above may be collectively referred to as the "Premises");

         TO HAVE AND HOLD the same, together with all privileges, hereditaments, easements and appurtenances thereunto belonging, to the Trustee, for the benefit of the Administrative Agent, as security for the Secured Obligations.

         As additional security for the Secured Obligations, the Grantor hereby transfers and assigns to the Administrative Agent and grants to the Administrative Agent a security interest, including a security interest under the Uniform Commercial Code (as defined herein) in all right, title and interest of the Grantor in and to all of the following:

         (1) All security deposits, rents, issues, profits and revenues, including, without limitation, rights to payment earned under leases for space in the Improvements for the operation of ongoing retail businesses such as newsstands, barbershops, beauty shops, physicians' offices, pharmacies and specialty shops, of the Premises from time to time accruing, except any of the foregoing constituting Excluded Assets (as defined in the Credit Agreement) or any portion thereof (the "Rents and Profits") and all existing and future leases, subleases, licenses and other agreements for the use and occupancy of all or part of the Premises, together with all guarantees of the lessees' obligations thereunder, except any of the foregoing constituting Excluded Assets or any portion thereof (collectively, the "Leases"), whether oral or written, for a definite term or month-to-month. This assignment shall extend to and cover any and all extensions and renewals and future Leases and to any and all present and future rights against guarantor(s) of any such obligations and to any and all Rents and Profits collected under the Leases or derived from the Premises. In pursuance of this assignment, and not in lieu hereof, the Grantor shall, upon request from the Administrative Agent, execute and deliver to the Administrative Agent separate specific assignments of rents and leases covering some or all of the Leases, the terms of such assignments being incorporated herein by reference. This assignment is absolute and effective immediately and without possession; however, the Grantor shall have a revocable license to receive, collect and enjoy the Rents and Profits accruing from the Premises until an Event of Default has occurred. Upon the occurrence of any Event of Default, the license shall be revoked automatically, without need of notice, possession, foreclosure or any other act or procedure, and all Rents and Profits assigned hereby shall thereafter be payable to the Administrative Agent. PROVIDED ALWAYS, however, that if the Grantor or Guarantors shall completely, fully and finally pay, perform, discharge and satisfy each and all of the Secured Obligations, then this assignment and the estates and interests hereby granted and created shall terminate.

         (2) All insurance policies and proceeds thereof, condemnation awards, any and all leases of personal property (including equipment leases), rental agreements, sales contracts, management contracts, franchise agreements, construction contracts, architects' contracts, technical services agreements and other contracts, transferable and assignable licenses and permits now or hereafter affecting the Premises, all accounts with respect to the Premises, including rights to payment for goods sold or leased or to be sold or leased or for services rendered or to be rendered), escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code in effect in the State in which the Premises is located, as amended from time to time (the "Uniform Commercial Code"), and all franchises, trade names, trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, contract rights (including, without limitation, any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair or other work upon the Premises, and any contract for management or any other provision of service in connection with the Premises), approvals, actions, refunds of real estate taxes and assessments and any other governmental impositions related to the Premises, approvals, actions and causes of action that now or hereafter relate to, are derived from or are used in connection with the Premises, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (all of the foregoing, except any of the foregoing constituting Excluded Assets or any portion thereof, being the "Intangible Personalty") or any part thereof, and the Grantor agrees to execute and deliver to the Administrative Agent such additional instruments, in form and substance reasonably satisfactory to the Administrative Agent, as may hereafter be reasonably requested by the Administrative Agent to evidence and confirm said assignment; provided, however, that acceptance of any such assignment shall not be construed as a consent by the Administrative Agent to any lease, rental agreement, management contract, franchise agreement, construction contract, technical services agreement or other contract, license or permit, or to impose upon the Administrative Agent any obligation with respect thereto.

         (3) All proceeds, products, offspring, rents and profits from any of the foregoing, including, without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

         All the Tangible Personalty that comprises a part of the Premises shall, as far as permitted by law, be deemed to be "fixtures" affixed to the aforesaid Land and conveyed therewith. As to the balance of the Tangible Personalty and the Intangible Personalty, this Security Instrument shall be considered to be a security agreement that creates a security interest in such items for the benefit of the Administrative Agent; provided, however, that notwithstanding anything herein to the contrary, no security interest is granted or created hereby in the Excluded Assets or any portion thereof. In that regard, the Grantor grants to the Administrative Agent all of the rights and remedies of a secured party under the Uniform Commercial Code and grants to the Administrative Agent a security interest in all of the Tangible Personalty and Intangible Personalty.

         The Grantor, and by acceptance hereof the Trustee and the Administrative Agent, covenant, represent and agree as follows:


                                    ARTICLE I

                               Secured Obligations

         1.1 Secured Obligations. This Security Instrument secures all of the following, whether now or existing or hereafter incurred (the "Secured Obligations"): (i) all of the Credit Party Obligations as set forth in the Credit Agreement (including obligations under Secured Hedging Agreements), howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several and (ii) all expenses and charges, legal and otherwise, incurred by the Administrative Agent, the Lenders and/or the Hedging Agreement Providers in collecting or enforcing any of the Credit Party Obligations or in realizing on or protecting any security therefor, including without limitation the security interest granted hereunder.

The Secured Obligations are, in part, a revolving line of credit facility and the unpaid balance may decrease or increase from time to time, but the total unpaid balance secured by this Security Instrument at any one time shall not exceed the principal sum of $275,000,000.

         1.2 Future Advances. Pursuant to the Credit Agreement and the other Credit Documents, the Administrative Agent and/or the Lenders may advance or loan additional sums (herein "Future Advances") to the Grantor. This Security Instrument shall secure not only existing indebtedness, but also such Future Advances, with interest thereon as provided in the Credit Agreement, whether such advances are obligatory or to be made at the option of the Administrative Agent, the Lenders or otherwise, to the same extent as if such Future Advances were made on the date of execution of this Security Instrument; provided that the total unpaid balance secured by this Security Instrument, including any such Future Advances, at any one time shall not exceed the principal sum of $275,000,000.


                                   ARTICLE II

               Grantor's Covenants, Representations and Agreements

         2.1 Title to Premises. The Grantor represents and warrants to the Administrative Agent that (i) it is the fee simple owner of that tract or parcel of land and other real property interests more particularly described in Exhibit A attached hereto and is the owner of the balance of the Premises and has the right to convey the same, (ii) that as of the date hereof title to the Premises is free and clear of all encumbrances except for the matters shown on the title insurance policy accepted by the Administrative Agent in connection with this Security Instrument and such other matters as are expressly permitted by the Credit Agreement (collectively, the "Permitted Encumbrances"). The Grantor shall warrant and defend the title to the Premises except for the Permitted Encumbrances against the claims of all Persons.

         2.2 Taxes and Other Charges. The Grantor will pay all taxes, general and special assessments, insurance premiums, permit fees, inspection fees, license fees, water and sewer charges, franchise fees and equipment rents and any other charges or fees against it or the Premises (and the Grantor, upon request by the Administrative Agent, will submit to the Administrative Agent receipts evidencing said payments) in accordance with the Credit Agreement.

         2.3 Reimbursement. The Grantor agrees that if it shall fail to pay on or before the date that the same become delinquent any tax, assessment or charge levied or assessed against the Premises (except to the extent Grantor is contesting such tax, assessment or levy in accordance with Section 5.3 of the Credit Agreement) or any utility charge, whether public or private, or any insurance premium, or if it shall fail to procure the insurance coverage and the delivery of the insurance certificates required hereunder, or if it shall fail to pay any other charge or fee described herein, then the Administrative Agent, at its option, may pay or procure the same and will give the Grantor prompt notice of any such expenditures. The Grantor will reimburse the Administrative Agent upon demand for any sums of money paid by the Administrative Agent pursuant to this Section 2.3, together with interest on each such payment at the applicable default rate of interest set forth in the Credit Agreement, and all such sums and interest thereon shall be secured hereby.

         2.4 Additional Documents. The Grantor agrees to execute and deliver to the Administrative Agent, concurrently with the execution of this Security Instrument and upon the request of the Administrative Agent from time to time hereafter, all financing statements and other documents reasonably required to perfect and maintain the security interest created hereby. The Grantor hereby irrevocably makes, constitutes and appoints the Administrative Agent as the true and lawful attorney of the Grantor to sign the name of the Grantor on any financing statement, continuation of financing statement or similar document required to perfect or continue such security interests.

         2.5 Sale or Encumbrance. Except as permitted by the Credit Agreement, the Grantor will not sell, encumber or otherwise dispose of any of the Tangible Personalty except to incorporate such into the Improvements or replace such with goods of quality and value at least equal to that replaced. In the event the Grantor sells or otherwise disposes of any of the Tangible Personalty in contravention of the foregoing sentence, the Administrative Agent's security interest in the proceeds of the Tangible Personalty shall continue pursuant to this Security Instrument.

         2.6 Fees and Expenses. The Grantor will promptly pay upon demand any and all reasonable costs and expenses of the Administrative Agent, (a) as required under the Credit Agreement and (b) as necessary to protect the Premises, the Rents and Profits or the Intangible Personalty or to exercise any rights or remedies under this Security Instrument or with respect to the Premises, Rents and Profits or the Intangible Personalty. All of the foregoing costs and expenses shall be Secured Obligations.

         2.7 Maintenance of Premises. The Grantor will abstain from and will not permit the commission of waste in or about the Premises and will maintain, or cause to be maintained (subject to reconstruction periods after the occurrence of an act of God), the Premises in good condition and repair, reasonable wear and tear excepted.

         2.8 Insurance. (a) The Grantor shall maintain insurance for the Premises as set forth in Section 5.5 of the Credit Agreement. In addition to the requirements set forth in Section 5.5 of the Credit Agreement, if any part of the Improvements is located in an area having "special flood hazards" as defined in the Federal Flood Disaster Protection Act of 1973, a flood insurance policy as may be required by law naming the Administrative Agent as mortgagee must be submitted to the Administrative Agent. The policy must be in such amount, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice.

         (b) All insurance proceeds received by Grantor shall be applied as set forth in the Credit Agreement with respect to a "Recovery Event."

         2.9 Eminent Domain. The Grantor assigns to the Administrative Agent any proceeds or awards that become due by reason of any condemnation or other taking for public use of the whole or any part of the Premises or any rights appurtenant thereto to which the Grantor is entitled; provided, that in the absence of an Event of Default, proceeds received in respect of a taking shall be paid or applied in accordance with the terms of the Credit Agreement. The Grantor agrees to execute such further assignments and agreements as may be reasonably required by the Administrative Agent to assure the effectiveness of this Section. In the event any Governmental Authority shall require or commence any proceedings for the demolition of any buildings or structures comprising a part of the Premises, or shall commence any proceedings to condemn or otherwise take pursuant to the power of eminent domain a material portion of the Premises, the Grantor shall promptly notify the Administrative Agent of such requirement or commencement of proceedings (for demolition, condemnation or other taking).

         2.10 Releases and Waivers. The Grantor agrees that no release by the Administrative Agent of any portion of the Premises, the Rents and Profits or the Intangible Personalty, no subordination of any Lien, no forbearance on the part of the Lenders or the Administrative Agent to collect on the Secured Obligations, or any part thereof, no waiver of any right granted or remedy available to the Administrative Agent and no action taken or not taken by the Administrative Agent shall in any way have the effect of releasing the Grantor from full responsibility to the Lenders and the Administrative Agent for the complete discharge of each and every of the Grantor's obligations hereunder, except to the extent of such release or waiver.

         2.11 Licenses. All certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy, licenses, permits required for the legal use, occupancy and operation of the Premises have been obtained and are in full force and effect. The Premises is free of material damage and is in good repair, and to Grantor's knowledge there is no proceeding pending for the total or partial condemnation of, or affecting, the Premises.

         2.12     Assignment of Leases and Grantor Collection of Rents and
                  Profits.
                  -------------------------------------------------------------

                  (a) The Grantor hereby authorizes and directs any lessees or tenants of the Premises that, upon written notice from the Administrative Agent, all Rents and Profits and all payments required under the Leases, or in any way respecting same, shall be made directly to the Administrative Agent as they become due. The Grantor hereby relieves said lessees and tenants from any liability to the Grantor by reason of said payments being made to the Administrative Agent. Nevertheless, until the Administrative Agent notifies in writing said lessees and tenants to make such payments to the Administrative Agent, the Grantor shall be entitled to collect all such Rents and Profits and/or payments. The Administrative Agent is hereby authorized to give such notification upon the occurrence of any Event of Default.

                  (b) Any and all Rents and Profits collected by the Administrative Agent shall be applied in the manner set forth in the Credit Agreement. Receipt by the Administrative Agent of such Rents and Profits shall not constitute a waiver of any right that the Administrative Agent may enjoy under this Security Instrument, the Credit Agreement or under the laws of the State in which the Premises is located, nor shall the receipt and application thereof cure any default hereunder nor affect any foreclosure proceeding or any sale authorized by this Security Instrument, the Credit Agreement and the laws of the State in which the Premises is located.

                  (c) The Administrative Agent does not consent to, does not assume and shall not be liable for any obligation of the lessor under any of the Leases and all such obligations shall continue to rest upon the Grantor as though this assignment had not been made. The Administrative Agent shall not be liable for the failure or inability to collect any Rents and Profits.

         2.13 Transfer of Premises. Except as otherwise permitted in the Credit Agreement, Grantor covenants and agrees with Administrative Agent that Grantor shall not sell, transfer, convey, mortgage, encumber or otherwise dispose of the Premises, the Rents and Profits or the Intangible Personalty or any part thereof or any interest therein or engage in subordinate financing with respect thereto during the term of this Security Instrument without the prior written consent of Agent.

         2.14 Compliance with Law. Except as otherwise permitted in the Credit Agreement, Grantor will comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities in respect of ownership or use of the Premises (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls).

         2.15 Inspection. Except as otherwise permitted in the Credit Agreement, Grantor will permit Administrative Agent, or its agents, at all reasonable times and with at least twenty-four (24) hour prior advance notice to enter and pass through or over the Premises for the purpose of inspecting same; provided, however, that prior to an Event of Default, inspections shall be at reasonable times during said Grantor's normal business hours.


                                   ARTICLE III

                                Event of Default

         An event of default ("Event of Default") shall exist under the terms of this Security Instrument upon the occurrence and during the continuance of an Event of Default under the terms of the Credit Agreement.


                                   ARTICLE IV

                            Acceleration; Foreclosure

         4.1 Acceleration of Secured Obligations. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall at the request of, or may, with the consent of, the Required Lenders, declare the entire balance of all or any portion of the Secured Obligations, including all accrued interest to be immediately due and payable, as provided in the Credit Agreement.

         4.2 Foreclosure. Upon the occurrence and during the continuance of an Event of Default and otherwise in compliance with Section 7.2 of the Credit Agreement, the Administrative Agent may foreclose or cause the Trustee to foreclose the lien of this Security Instrument by judicial or nonjudicial proceeding in a manner permitted by applicable law. The Grantor hereby waives any statutory right of redemption in connection with such judicial foreclosure proceeding.

         4.3 Power of Sale. The Trustee is hereby granted a power of sale and may sell the Premises (together with the Rents and Profits and Intangible Personalty), or such part or parts thereof or interests therein as the Agent may select after first having given such notice of hearing as to commencement of foreclosure proceedings and obtained such findings or leave of court as then may be required by law and having given such notice and advertised the time and place of such sale in such manner as then may be provided by law, and upon such sale and any resale and upon compliance with the law then relating to foreclosure proceedings, to convey title to the purchaser.

         4.4 Proceeds of Sale. Following a foreclosure sale, the proceeds of such sale shall, subject to applicable law, be applied in accordance with the Credit Agreement.

         4.5 Delivery of Possession After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, the Grantor or the Grantor's heirs, devisees, representatives, successors or assigns are occupying or using the Premises, or any part thereof, each and all immediately shall become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale, notwithstanding any language herein apparently to the contrary, shall have the sole option to demand possession immediately following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible detainer) in any court having jurisdiction.

         4.6 Trustee's Fees. If a foreclosure proceeding is commenced by the Trustee but terminated prior to its completion, the Trustee's fees will be reasonable but not more than one percent (1%) of the obligation of the Loans if the termination occurs prior to the first public auction sale and not more than two percent (2%) of the obligation of the Loans if the termination occurs after the first public auction sale.

                                    ARTICLE V

             Additional Rights and Remedies of Administrative Agent

         5.1 Rights Upon Maturity or an Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, immediately and without additional notice and without liability therefor to the Grantor and to the extent permitted by law, except for its own gross negligence or willful misconduct, may do or cause to be done any or all of the following:
(a) take physical possession of the Premises; (b) exercise its right to collect the Rents and Profits; (c) enter into contracts for the completion, repair and maintenance of the Improvements thereon; (d) expend loan funds and any income or Rents and Profits derived from the Premises for payment of any taxes, insurance premiums, assessments and charges for completion, repair and maintenance of the Improvements, preservation of the lien of this Security Instrument and satisfaction and fulfillment of any liabilities or obligations of the Grantor arising out of or in any way connected with the construction of Improvements on the Premises whether or not such liabilities and obligations in any way affect, or may affect, the lien of this Security Instrument; (e) enter into leases demising the Premises or any part thereof; (f) take such steps to protect and enforce the specific performance of any covenant, condition or agreement in the Notes, this Security Instrument, the Credit Agreement, or the other Credit Documents, or to aid the execution of any power herein granted; (g) generally, supervise, manage, and contract with reference to the Premises as if the Administrative Agent were equitable owner of the Premises; (h) seek the appointment of a receiver as provided in Section 5.2 below; (i) exercise any or all of the remedies available to a secured party under the Uniform Commercial Code, including, but not limited to, selling, leasing or otherwise disposing of any fixtures and personal property which is encumbered hereby at public sale, with or without having such fixtures or personal property at the place of sale, and upon such terms and in such manner as the Administrative Agent may determine; (j) exercise any or all of the remedies of a secured party under the Uniform Commercial Code with respect to the Tangible Personalty and Intangible Personalty; and (k) enforce any or all of the assignments or collateral assignments made in this Security Instrument as additional security for the Secured Obligations. The Grantor also agrees that any of the foregoing rights and remedies of the Administrative Agent may be exercised at any time independently of the exercise of any other such rights and remedies, and the Administrative Agent may continue to exercise any or all such rights and remedies until the Event(s) of Default are cured or waived with the consent of the Required Lenders or the Lenders (as required by the Credit Agreement) or until foreclosure and the conveyance of the Premises or until the Secured Obligations are satisfied or paid in full and all Commitments are terminated.

         5.2 Appointment of Receiver. If any of the Secured Obligations are not paid upon maturity or upon the occurrence and continuance of an Event of Default, the Administrative Agent as a matter of right shall be entitled to the appointment of a receiver or receivers for all or any part of the Premises, to take possession of and to operate the Premises, and to collect the rents, issues, profits, and income thereof, all expenses of which shall become Secured Obligations, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Premises or the solvency of any Person or Persons liable for the payment of any Secured Obligations, and, to the extent permitted by applicable law, the Grantor hereby irrevocably consents to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by the Administrative Agent. Nothing herein is to be construed to deprive the Administrative Agent of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any money advanced by the Administrative Agent in connection with any such receivership shall be a demand obligation (which obligation the Grantor hereby promises to pay) owing by the Grantor to the Administrative Agent pursuant to this Security Instrument.

         5.3 Waivers. No waiver of any Event of Default shall at any time thereafter be held to be a waiver of any rights of the Administrative Agent stated anywhere in the Notes, this Security Instrument, the Credit Agreement or any of the other Credit Documents (except to the extent of such wavier), nor shall any waiver of a prior Event of Default operate to waive any subsequent Event(s) of Default. All remedies provided in this Security Instrument, in the Notes, in the Credit Agreement and in the other Credit Documents are cumulative and may, at the election of the Administrative Agent, be exercised alternatively, successively, or in any manner and are in addition to any other rights provided by law.

         5.4 Marshalling. The Grantor hereby waives, in the event of foreclosure of this Security Instrument or the enforcement by the Agent of any other rights and remedies hereunder, any right otherwise available in respect to marshalling of assets which secure the Secured Obligations secured hereby or to require the Administrative Agent to pursue its remedies against any other such assets.

         5.5 Protection of the Premises. If Grantor fails to perform the covenants and agreements contained in this Security Instrument, the Credit Agreement or any of the other Credit Documents, and such failure continues beyond any applicable grace periods, except in the case of an emergency in which event Administrative Agent may act immediately, then Administrative Agent may take such actions, including, but not limited to disbursement of such sums, as Administrative Agent in its sole reasonable discretion deems necessary to protect Administrative Agent's interest in the Premises.

                                   ARTICLE VI

                               General Conditions

         6.1 Terms. The singular used herein shall be deemed to include the plural; the masculine deemed to include the feminine and neuter; and the named parties deemed to include their heirs, successors and assigns. The term "Lender" shall include any of the Persons identified as a "Lender" on the signature pages to the Credit Agreement, and any Person that may become a Lender by way of assignment in accordance with the terms of the Credit Agreement, together with their successors and permitted assigns.

         6.2 Notices. All notices and other communications required to be given hereunder shall have been duly given in accordance with the requirement of the Credit Agreement.

         6.3 Severability. If any provision of this Security Instrument is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         6.4 Headings. The captions and headings herein are inserted only as a matter of convenience and for reference and in no way define, limit, or describe the scope of this Security Instrument nor the intent of any provision hereof.

         6.5 Conflicting Terms. In the event the terms and conditions of this Security Instrument conflict with the terms and conditions of the Credit Agreement, the terms and conditions of the Credit Agreement shall control and supersede the provisions of this Security Instrument with respect to such conflicts.

         6.6 Governing Law. This Security Instrument shall be governed by and construed in accordance with the internal law of the state where the Premises is located.

         6.7 Substitution of Trustee. If, for any reason, the Administrative Agent shall elect to substitute for the Trustee herein named (or for any successor to said Trustee), the Agent shall have the right to appoint successor Trustee(s) by duly acknowledged written instruments, and each new Trustee immediately upon recordation of the instrument so appointing him shall become successor in title to the Premises for the uses and purposes of this Security Instrument, with all the powers, duties and obligations conferred on the Trustee in the same manner and to the same effect as though he were named herein as the Trustee. If more than one Trustee has been appointed, each of such Trustees and each successor thereto shall be and hereby is empowered to act independently.

         6.8 Application of the Foreclosure Law. If any provision in this Security Instrument shall be inconsistent with any provision of the foreclosure laws of the State where the Premises are located, the provisions of such laws shall take precedence over the provisions of this Security Instrument, but shall not invalidate or render unenforceable any other provision of this Security Instrument that can be construed in a manner consistent with such laws.


         6.9      WRITTEN AGREEMENT.
                  -----------------

         (a) THE RIGHTS AND OBLIGATIONS OF THE GRANTOR AND THE AGENT SHALL BE DETERMINED SOLELY FROM THIS WRITTEN SECURITY INSTRUMENT AND THE OTHER CREDIT DOCUMENTS, AND ANY PRIOR ORAL OR WRITTEN AGREEMENTS BETWEEN THE AGENT AND THE GRANTOR CONCERNING THE SUBJECT MATTER HEREOF AND OF THE OTHER CREDIT DOCUMENTS ARE SUPERSEDED BY AND MERGED INTO THIS SECURITY INSTRUMENT AND THE OTHER CREDIT DOCUMENTS.

         (b) THIS SECURITY INSTRUMENT AND THE OTHER CREDIT DOCUMENTS MAY NOT BE VARIED BY ANY ORAL AGREEMENTS OR DISCUSSIONS THAT OCCUR BEFORE,
CONTEMPORANEOUSLY WITH, OR SUBSEQUENT TO THE EXECUTION OF THIS SECURITY INSTRUMENT OR THE OTHER CREDIT DOCUMENTS.

         (c) THIS WRITTEN SECURITY INSTRUMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         6.10 WAIVER OF JURY TRIAL. THE AGENT AND THE GRANTOR HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS SECURITY INSTRUMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE AGENT AND THE GRANTOR, AND THE AGENT AND THE GRANTOR ACKNOWLEDGE THAT NO PERSON ACTING ON BEHALF OF ANOTHER PARTY TO THIS SECURITY INSTRUMENT HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE AGENT AND THE GRANTOR FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS SECURITY INSTRUMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

         6.11 State Specific Provisions. In the event of any inconsistencies between this Section 6.11 and any of the other terms and provisions of this Security Instrument, the terms and provisions of this Section 6.11 shall control and be binding.

                  (a) Incorporated Statutes. Where not inconsistent with the provisions contained herein, the following covenants, Nos. 1, 2 (full replacement value), 3, 4 (Default Interest Rate), 5, 6, 7 (a reasonable percentage), 8 and 9 of NRS 107.030 are hereby adopted and made a part of this Security Instrument.

                  (b) Gaming Laws. Notwithstanding anything to the contrary contained herein or in any of the other Credit Documents, Administrative Agent expressly acknowledges and agrees that the exercise of its rights and remedies under this Security Instrument is subject to the mandatory provisions of the Gaming Laws (as defined in the Credit Agreement). Without limiting the foregoing, Administrative Agent and Trustee, by their acceptance hereof, acknowledge, understand and agree that, to the extent the prior approval of the Nevada Gaming Authorities is required pursuant to applicable law for the exercise, operation and effectiveness of any right or remedy hereunder or under any other Credit Document, or the taking of any action that may be taken by Administrative Agent or Trustee hereunder or under any other Credit Document, including, without limitation, the taking of possession and disposition of collateral consisting of gaming devices, cashless wagering systems and mobile gaming systems (as those terms are defined in the Gaming Laws), such right or remedy shall be subject to such prior approval of the Nevada Gaming Authorities, and the Administrative Agent or Trustee may be subject to being called forward for licensing or a finding of suitability.


         PROVIDED ALWAYS, and it is the true intent and meaning of the Grantor and the Administrative Agent, that if the Borrower, Grantor, or the other Guarantors, or their successors and assigns, shall pay or cause to be paid and discharged unto the Administrative Agent, its successors and assigns, the Secured Obligations according to the terms of this Security Instrument and the Credit Documents and all Commitments are terminated, then this Security Instrument shall cease, determine and be void, otherwise it shall remain in full force and virtue. And it is agreed, by and between the Grantor and the Administrative Agent, that the Grantor is to hold and enjoy the said premises until an Event of Default occurs under the terms of this Security Instrument.

                          [SIGNATURES ON THE NEXT PAGE]

CHAR2\995269v4

CHAR2\995269v4

         IN WITNESS WHEREOF, the Grantor has executed this Security Instrument as of the above written date.

                                  GRANTOR:

                                  RIVIERA HOLDINGS CORPORATION,
                                  a Nevada corporation


                                  By:
                                  Name:
                                  Title:




STATE OF _________________

COUNTY OF _______________


         On this _____ day of June, 2007, personally appeared before me , the signer of the foregoing instrument, who, being by me duly sworn, did say, that he is the of RIVIERA HOLDINGS CORPORATION, a Nevada corporation, and that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and acknowledged to me that said corporation executed the same.

My commission expires:
                      -------------------------------

           --------------------------------------------
             Notary Public Residing at:

                                    EXHIBIT A

                                Legal Description

                       [to be attached prior to recording]